LAZARD ACTIVE ETF TRUST

Lazard Emerging Markets Opportunities ETF

Supplement to Current Summary Prospectus and Prospectus

At a meeting of the Board of Trustees (the “Board”) of Lazard Active ETF Trust (“LAE”) held on June 24, 2025, the Board approved changing Lazard Emerging Markets Opportunities ETF’s (the “Portfolio”) subclassification from a “non-diversified company” to a “diversified company” as such terms are defined in the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the Portfolio’s disclosures will be revised as follows:

The following replaces in its entirety the last paragraph of the section entitled “Principal Investment Strategies” in the Portfolio’s summary prospectus, as well as the last paragraph of the section entitled “Summary Section—Lazard Emerging Markets Opportunities ETF—Principal Investment Strategies” and the fourth paragraph of the section entitled “Lazard ETFs Investment Strategies and Investment Risks—Investment Strategies—Lazard Emerging Markets Opportunities ETF” in the Portfolio’s prospectus:

The Portfolio is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended.

All references to “Non-Diversification Risk” are removed from the section entitled “Principal Investment Risks” in the Portfolio’s summary prospectus, as well as the sections entitled “Summary Section—Lazard Emerging Markets Opportunities ETF—Principal Investment Risks” and (only with respect to the Portfolio) “Lazard ETFs Investment Strategies and Investment Risks—Investment Risks” in the Portfolio’s prospectus.

The following replaces in its entirety the paragraph preceding the section entitled “Investments, Investment Techniques and Risks” in the Portfolio’s Statement of Additional Information:

The Trust is a Delaware statutory trust organized on October 30, 2024. Each Portfolio is a separate series of the Trust, an open-end management investment company. The Lazard Emerging Markets Opportunities ETF and Lazard International Dynamic Equity ETF are classified as a “diversified” investment company, which means that, with respect to 75% of each Portfolio’s total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer. All other Portfolios are classified as “non-diversified” investment companies, which may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer.

Dated: June 24, 2025

Please retain this supplement for future reference.